Business acquisitions and disposition	6 Months Ended
Jun. 30, 2024
Business Combinations [Abstract]
Business acquisitions and disposition	Business acquisitions and disposition
Acquisition of OUTFRONT Media’s Canadian out-of-home media business
On June 7, 2024, Bell Media completed the previously announced acquisition of OUTFRONT Media Inc.’s Canadian out-of-home media business, OUTEDGE Media Canada (OUTEDGE), for cash consideration of $429 million ($418 million net of cash acquired). The acquisition of OUTEDGE is expected to support Bell Media’s digital media strategy and to deliver multi-channel marketing solutions across Canada. Pursuant to a consent agreement negotiated with the Competition Bureau, Bell Media must dispose of 669 advertising displays in Québec and Ontario. The results of OUTEDGE are included in our Bell Media segment.
The allocation of the purchase price includes provisional estimates, in particular for finite-life intangible assets.
The following table summarizes the fair value of the consideration paid and the fair value assigned to each major class of assets and liabilities.

2024
Cash consideration paid	429
Total cost to be allocated	429
Trade and other receivables	39
Other non-cash working capital	7
Assets held for sale	12
Property, plant and equipment	162
Finite-life intangible assets	62
Other non-current assets	16
Trade payables and other liabilities	(12)
Contract liabilities	(1)
Debt due within one year	(20)
Liabilities held for sale	(9)
Long-term debt	(86)
Deferred tax liabilities	(75)
Other non-current liabilities	(7)
88
Cash and cash equivalents	11
Fair value of net assets acquired	99
Goodwill (1)	330
(1)Goodwill arises principally from expected synergies and future growth and is not deductible for tax purposes. Goodwill was allocated to our Bell Media group of cash-generating units (CGUs).
Operating revenues of $8 million from OUTEDGE are included in the consolidated income statements (income statements) for the six months ended June 30, 2024. BCE’s operating revenues for the six months ended June 30, 2024 would have been $12,064 million had the acquisition of OUTEDGE occurred on January 1, 2024. The transaction did not have a significant impact on our net earnings for the six months ended June 30, 2024 and the impact on our net earnings would not have been significant had the acquisition occurred on January 1, 2024.
Disposition of Northwestel
On June 10, 2024, Bell Canada entered into an agreement with Sixty North Unity, a consortium of Indigenous communities from the Yukon, the Northwest Territories and Nunavut, to dispose of Northwestel Inc. (Northwestel), the largest telecommunications provider in Canada’s North, for up to $1 billion, subject to adjustments. Closing of the transaction is subject to certain closing conditions, including securing financing by Sixty North Unity, the completion of confirmatory due diligence, and receipt of the Competition Bureau's approval and, as such, there can be no assurances that the transaction will ultimately be consummated. The results of Northwestel are included in our Bell CTS segment.
Acquisition of Stratejm
Subsequent to quarter end, on July 2, 2024, Bell Canada acquired Stratejm Inc. (Stratejm) for cash consideration of $78 million. Additional cash consideration of up to $20 million is payable within three years, contingent on the achievement of certain performance objectives. Stratejm leverages artificial intelligence through end-to-end Security-as-a-Service solutions, real-time threat detection and response, and streamlining incident management processes. The results of Stratejm will be included in our Bell CTS segment. The fair values of Stratejm’s assets and liabilities have not yet been determined.